UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400
San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2025, the board of directors (the “Board”) of Acadia Pharmaceuticals Inc. (the “Company”) adopted amended and restated bylaws of the Company (as amended and restated, the “A&R Bylaws”) effective as of such adoption date.

The following is a summary of the material changes made to the Company’s amended and restated bylaws in effect prior to the adoption of the A&R Bylaws (such bylaws, the “Bylaws”) by the A&R Bylaws and is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Bylaw §	Bylaw Change
5(a)

Revise who has authority to postpone, reschedule or cancel a meeting of stockholders.

Require that stockholders who wish to nominate directors for election to the Board must be stockholders of record at the time of the annual meeting in addition to at the time they give notice of their proposed nomination.

5(b)(i)-(ii)

Require certain background information regarding proponents of nominees to the Board and about the nominees themselves.

Limited the maximum number of nominees to the Board that a stockholder may submit to be equal to the number of directors to be elected at the applicable meeting.

Prohibit the nomination of substitute or alternate nominees to the Board without timely notice in accordance with the A&R Bylaws.

5(b)(iii)	Increase the period of time that an annual meeting date can be moved with respect to the anniversary of the previous year’s meeting date before an alternative window is applied for purpose of determining timely notice of stockholder proposals. As amended, the alternative window applies if the annual meeting date is advanced by more than 30 days prior to or delayed by more than 70 days (previously 30 days) after the anniversary of the preceding year’s annual meeting.

5(b)(iv)	Require additional information regarding proponents of stockholder proposals and director nominees and require such proponents to make certain representations and certifications related to the proposals or nominees, the proponents intended proxy solicitations, the cost of solicitation and the proponent’s compliance with applicable laws.

5(c)	Provide explicit procedures for the obligation of a proponent of stockholder proposals and director nominees to update the representations and certifications described in Section 5(b)(iv) above.

5(e)	Require each proposed nominee to the Board to complete a written questionnaire and make certain representations and certifications about their candidacy, voting commitments, compensation for service and compliance with the Company’s corporate governance and other policies.

5(f)

Provide explicit procedures regarding the validity or invalidity of proposals to nominate persons to the Board and the effects of failure by a proponent to follow such procedures.

Require the stockholder (or its qualified representative) proposing a nominee to the Board or any other stockholder business to be present at the meeting of stockholders in order to nominate or present the business.

Incorporate the universal proxy rules in Rule 14a-19 under the Securities Exchange Act of 1934, as amended.

Bylaw §	Bylaw Change
6(a)-(b)	Add clarity regarding who can postpone, reschedule or cancel special meetings of stockholders, and clarify how the Board can call a special meeting of stockholders, including its determination of the time and place of a special meeting.

6(c)-(e)	Conform the advance notice procedures for stockholder proposals at a special meeting to the advance notice procedures for stockholder proposals at an annual meeting (as discussed set forth in Section 5 above).

7	Revise the provisions governing notice of meetings to conform to the current provisions in Section 222 of the General Corporation Law of the State of Delaware (“DGCL”).

8

Change the threshold for a quorum for stockholder meetings from:

•  the holders of a majority of the outstanding shares entitled to vote; to

•  the holders of a majority of voting power of the outstanding shares entitled to vote.

Change the default threshold for approval of proposals at stockholder meetings from:

•  a majority of shares present in person, by remote communication or represented by proxy at the meeting and entitled to vote generally on the subject matter; to

•  a majority of votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).

9

Change the threshold required to adjourn a stockholder meeting from:

•  approval by the chairman of the meeting or by a vote of a majority of shares present in person, by remote communication or represented by proxy duly authorized at the meeting; to

•  approval by the chairperson of the meeting or by the stockholders by affirmative vote of a majority of votes cast, voting affirmatively or negatively (excluding abstentions and broker non-votes).

Obviate the need for the Company to provide a new notice for an adjourned meeting if the new time and place or means of remote communication are announced at the meeting at which adjournment takes place or is displayed on the website used for purposes of remote stockholder participation at the adjourned meeting.

10	Require the stockholder soliciting proxies use a proxy card color other than the “white proxy” that is reserved for the Company.

12	Modify the required preparation procedures, content and availability of the list of stockholders entitled to vote at a meeting in connection with the current provisions of the DGCL.

Bylaw §	Bylaw Change
18	Cause the procedures governing vacancies on the Board to defer to the Company’s certificate of incorporation.

23

Change the effective date of consents of the Board or committees from:

•  the date such consents are filed with the minutes of proceedings of the Board or committee; to

•  the date such consents are completed.

25(d)

Change the number of directors required for quorum of a committee of the Board from:

•  a majority of the authorized number of members of any such committee; to

•  a majority of the members of the committee then serving or, in the case of a committee with two members, one member shall constitute quorum of such committee.

37(a)	Add procedures for the Board to fix the record date for determining the stockholders entitled to notice of any meeting of stockholders and, separately, the record date for determining the stockholders entitled to vote at such meeting.

44(a)

Expand the Company’s mandatory obligation to indemnify its directors and officers to the maximum extent allowed by applicable law.

Limit the Company’s obligation to indemnity or advance expenses to its directors and officers for certain claims brought against the Company.

44(c)	Subject to the limitations in Section 44(a), expand the Company’s mandatory obligation to advance expenses to directors and officers of the Company to the maximum extent allowed by applicable law.

48

Clarify and expand the types of claims that must be brough in the Court of Chancery of the State of Delaware and any appellate court therefrom as the sole and exclusive forum.

Cause U.S. federal district courts to be the exclusive forum for the resolution of claims arising from the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Acadia Pharmaceuticals Inc.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Date: April 16, 2025	By:	/s/ Jennifer J. Rhodes
Jennifer J. Rhodes
Executive Vice President, Chief Legal Officer & Secretary